GREEN FOREST MANAGEMENT CONSULTING INC.

FORM OF PROMISSORY NOTE

TWD $3,369,303,693

Dated: August 11, 2014

For value received, and pursuant to the Land Sale and Purchase Agreement dated August 11, 2014, Green Forest Management Consulting Inc. promises to pay the Sellers of certain lots of land in Zaoqiao Township and Touwu Township, Miaoli County, Taiwan (R.O.C.), Yao De International Recreation Incorporation, Yu, Chien-Yang and Mao Ren International Inc. (the "Land Sellers") the sum of Three Billion Three Hundred Sixty Nine Million Three Hundred Three Thousand Six Hundred Ninety Three New Taiwan Dollars (TWD $3,369,303,693). The Land Sellers' ownership interest in this Promissory Note is detailed on Annex A to this Promissory Note.

The sum shall be repaid to the Land Sellers on or before August 11, 2014 according to the instructions of the Land Sellers.

                                                                                                                Green Forest Management Consulting Inc.

                                              By:  /s/ Chiang, Yu-Chang

                                                            Chiang, Yu-Chang

                                                            Director

                                                            Green Forest Management Consulting Inc.

                                                            Rm. B302C, 3F.-2, No. 185, Kewang Rd.

                                                                                                                                                            Longtan Township, Taoyuan County 325

                                                                                                                                                            Taiwan (R.O.C.)

Annex A

PROMOSSORY NOTE HOLDERS

Note Holder	Land Lot	Land Number	(m2)	Total Area of Registered Land	Value of Interest (TWD)
Lo, Fun-Ming	Dataoping Section, Zaoqiao Township, Miaoli County, Taiwan (R.O.C.)	668, 668-1, 668-2, 669, 702, 706, 706-1, 706-17, 706-18	894,453.89	1,285,713.89	3,369,303,693
	Laotianliao Section, Touwu Township, Miaoli County, Taiwan (R.O.C.)	432-16, 432-31, 432-34, 432-36, 432-37, 444, 444-1, 444-8, 444-32, 449
Yu, Chien-Yang	Dataoping Section, Zaoqiao Township, Miaoli County, Taiwan (R.O.C.)	64, 66, 67-1, 68, 70, 71, 81-3, 81-4, 83-2, 539, 628, 628-3, 628-5, 628-6, 647-1, 647-7, 647-12, 647-18, 647-20, 655-7, 655-11, 661-2, 690, 699-5, 699-22, 699-28, 699-29, 699-30, 706-2, 706-9	386,673
Mao Ren International Inc.	Dataoping Section, Zaoqiao Township, Miaoli County, Taiwan (R.O.C.)	664, 665, 655-9, 666, 661-1, 661-4, 667	4,587